Concentration and Risks	12 Months Ended
Dec. 31, 2011
Concentration and Risks
4	Concentration and Risks

(a)	Ultimate media supplier

The Group’s business substantially depends on CCTV. The Group relies on its access to advertising time slots on CCTV, to broadcast the customers’ advertisements. Any unfavorable change of CCTV’s advertising model, any change that adversely affect CCTV’s marketing option or limitation on the Group’s access to desired television time slots could harm the effectiveness and attractiveness of the Group’s advertising services.

Recent actions by CCTV or the Chinese government have had and will continue to have a negative impact on our financial condition and results of operations. Since 2009, CCTV has begun to sell more of its advertising time slots by itself or through auctions under a new initiative. As a result, the advertising rights for the Daytime Advertising Package for 2012 were offered by CCTV for bidding and the Group did not secure the winning bid. CCTV also cancelled the Television Guides program at the end of 2011. For the years ended December 31, 2009 and 2010 and 2011, revenues generated from these two programs amounted to RMB158.8 million, RMB109.0 million and RMB91.5 million, respectively, representing 37.1%, 42.5% and 40.6% of our revenues in those periods, respectively. Due to the program changes by CCTV, our contract with CCTV in respect of the Guang Er Gao Zhi program was not renewed after its expiry on June 30, 2011. For each of the years ended December 31, 2009, 2010 and 2011, revenues from our advertising production and sponsorship service in relation to the Guang Er Gao Zhi program amounted to RMB8.5million, RMB12.2 million and RMB9.1 million, respectively, representing 2.0%, 4.8% and 4.0% of our total revenues in those periods, respectively. In addition, a new regulation not allowing advertisement during TV episode became effective on January 1, 2012, which will change the advertising model in the local market with unfavorable impact to the Group’s results of operations. Notwithstanding, based on the business plan in place by the Group, management has concluded that the Group’s current liquidity will be sufficient for the foreseeable future.

(b)	Major customers

No customer represents more than 10% of the Group’s consolidated revenues for any of the periods presented.

(c)	Credit risk

Financial instruments that potentially expose the Group to concentrations of credit risk consist primarily of cash, cash equivalents, short-term investments and accounts receivable. The Group adopts a conservative approach in cash flow management with an objective to maintain sufficient cash flow to cover its total expenses and not to engage in any highly leveraged or speculative derivative products. In the event that there is idle cash, the Group will invest in short term products offered with listed PRC financial institutions to earn better interest income than placing into saving accounts and the Board considers that the credit risk in respect of those short terms investment are very low.

The Group primarily collects revenues for advertising services up front and has not experienced significant losses from uncollectible accounts. The Group will continue to evaluate its collection experience and will provide for an allowance for doubtful accounts as appropriate.

(d)	Foreign currency risk

A majority of the Group’s sales and expenses transactions and a significant portion of the Group’s assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the Group in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.